UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2007

FEDERAL HOME LOAN BANK OF ATLANTA

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1475 Peachtree Street, NE

Atlanta, GA 30309

(Address of principal executive offices)

(404) 888-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a--12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The purpose of this Current Report on Form 8-K/A is to file as an exhibit the Agreement and Release of All Claims (the “Agreement”) between the Federal Home Loan Bank of Atlanta (the “Bank”) and Raymond R. Christman, which became effective on February 28, 2007. The Agreement was described in the Bank’s Current Report on Form 8-K/A filed on March 5, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Agreement and Release of All Claims, dated February 20, 2007, between the Bank and Raymond R. Christman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: May 17, 2007	By:	/s/ Gregory N. Mayfield
Gregory N. Mayfield Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Release of All Claims, dated February 20, 2007, between the Bank and Raymond R. Christman.